POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                            /s/Arthur W. Bidwell
                                                            --------------------
                                                            Arthur W. Bidwell
                                                            Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.



                                                              /s/Thomas C. Blake
                                                              ------------------
                                                              Thomas C. Blake
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                              /s/Donald M. Cisle
                                                              ------------------
                                                              Donald M. Cisle
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                              /s/Carl R. Fiora
                                                              ----------------
                                                              Carl R. Fiora
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                              /s/Vaden Fitton
                                                              ---------------
                                                              Vaden Fitton
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                             /s/James C. Garland
                                                             -----------------
                                                             James C. Garland
                                                             Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of March, 1997.


                                                              /s/F. Elden Houts
                                                              -----------------
                                                              F. Elden Houts
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of March, 1997.


                                                              /s/Murph Knapke
                                                              ---------------
                                                              Murph Knapke
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                           /s/Charles T. Koehler
                                                           ---------------------
                                                           Charles T. Koehler
                                                           Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                              /s/Barry J. Levey
                                                              -----------------
                                                              Barry J. Levey
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                            /s/Stephen S. Marcum
                                                            --------------------
                                                            Stephen S. Marcum
                                                            Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.


                                                              /s/Lauren N. Patch
                                                              ------------------
                                                              Lauren N. Patch
                                                              Director

                                POWER OF ATTORNEY



         WHEREAS, FIRST FINANCIAL BANCORP., an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 with respect to the First Financial Bancorp. Dividend Reinvestment and Share Purchase Plan (the "Plan") relating to all common shares of the Corporation which are or may be offered or sold under the Plan; and

         WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Stanley
N. Pontius, Michael R. O'Dell, and Joseph M. Gallina his attorneys for him and in his name, place and stead, and authorizes each such attorney and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of March, 1997.



                                                              /s/Barry S. Porter
                                                              ------------------
                                                              Barry S. Porter
                                                              Director